UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2018

Date of reporting period:	October 1, 2017 — March 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam International Growth Fund

Semiannual report
3 | 31 | 18

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PINOX

Putnam
International Growth
Fund

Semiannual report
3 | 31 | 18

Message from the Trustees	1
Interview with your fund’s portfolio manager	3
Your fund’s performance	8
Your fund’s expenses	9
Terms and definitions	11
Other information for shareholders	12
Financial statements	13

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

May 8, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, global stock markets encountered some challenges in the early months of 2018. Stocks began the year against a backdrop of optimism, but quickly lost ground in February with a sharp downturn that pushed the U.S. market into correction territory. Stocks subsequently recovered somewhat, but markets have remained choppy.

While volatility and declines can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Performance history as of 3/31/18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/18. See above and pages 8–9 for additional fund performance information. Index descriptions can be found on pages 11–12.

2 International Growth Fund

Jeff has an M.A. in Political Economy and International Relations from Princeton University, an M.A. in International Relations and Japanese Politics from the University of Tokyo, and a B.A. from Colgate University. He joined Putnam in 1999 and has been in the investment industry since 1993.

Jeff, how was the investing environment during the reporting period?

Conditions were generally favorable for world economies and financial markets, as we saw synchronized economic improvement across most international markets for the first time since the global financial crisis. In the first half of the period, which began in October 2017, international stocks advanced along with investor sentiment, thanks to solid earnings growth and upbeat gross domestic product forecasts. The final three months of the period, however, were a bit more challenging for stocks. In the United States, market volatility increased sharply in early February, pushing the U.S. market into correction territory and rattling international stocks. This was followed by a series of turbulent sessions that, combined with fears of a trade war, resulted in a more difficult three months for investors worldwide. Despite the increased volatility, international stocks managed to deliver gains for the six-month period.

How did the fund perform in this environment?

I am pleased to report that the fund outperformed both its benchmark and its

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Allocations are shown as a percentage of the fund’s net assets as of 3/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 3/31/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 International Growth Fund

Lipper peer group for the six-month reporting period. The fund’s class A shares delivered a return of 5.85%, while the benchmark, the MSCI EAFE Growth Index [ND], returned 3.90%. The average return for funds in its Lipper peer group, International Multi-Cap Growth Funds, was 4.44%.

Fund performance was helped by our emphasis on emerging markets, particularly China and Latin America, as well as overweight exposure, relative to the benchmark, to stocks in the technology and financials sectors. In addition, the portfolio was positioned to favor cyclical sectors and stocks, which tend to do well in an improving economy.

What were some specific stocks that contributed to the fund’s solid return for the period?

The top contributor to performance for the period was our investment in Burford Capital, a global finance firm that helps businesses manage legal costs and risks. We discovered Burford, a stock that is not part of the fund’s benchmark index, via one of the proprietary screens we use to find rapidly growing and attractively-priced companies. Through further research and analysis, we determined that the business offered strong long-term growth prospects and an impressive competitive advantage. We also believed the stock was reasonably priced, and we added it to the portfolio in early 2017.

Another performance highlight was the stock of Dart Group, a United Kingdom-based leisure travel and airline company. We believed Dart offered solid fundamental business strength along with an effective management team that is intently focused on long-term growth. When a competitor to Dart filed for bankruptcy, resulting in broad declines for regional airline stocks, we believed this presented an opportunity for Dart to improve its market share, particularly due to its positioning in secondary airports. This thesis proved correct, as Dart reported strong profit growth and recently raised its full-year profit expectations.

Also worth noting among the top performers is Shanghai Fosun Pharmaceutical Group, a China-based drug and biotechnology firm. We believe growth potential across this sector is strong in China, where the government has become more focused on health-care initiatives and services. In addition, we believe a Chinese population that is aging and growing wealthier should also boost demand for the types of products offered by Shanghai Fosun. In our view, growth areas for the company include its private hospital business, drug distribution services, and leadership in the development of biosimilars. During the period, we increased the fund’s position in this stock, and it remained in the portfolio at period-end.

Could you discuss some stocks that detracted from the fund’s performance?

The top detractor for the period was our investment in Nokia, a provider of mobile networking hardware, software, and services for telecommunications. We believed that industry consolidation would help Nokia gain a competitive edge, and expected the company would be able to monetize its intellectual property in the area of telecommunications equipment infrastructure. However, the company struggled with weak demand and pricing, due in large part to a delayed and staggered rollout of 5G wireless broadband technology. By the close of the period, we had sold Nokia from the portfolio.

Another disappointment was the stock of Qudian, a China-based consumer finance company that provides online credit products. When we invested in Qudian’s initial public offering [IPO] in October 2017, we were

International Growth Fund 5

optimistic about the company’s growth potential, particularly because of its collaborative arrangement with Ant Financial Services, the financial platform for Alibaba — China’s biggest e-commerce company. However, shortly after the IPO, the stock declined sharply — more than 30% — as investors grew concerned about regulatory changes that could be damaging to Qudian’s business model. We decided to sell this stock, which proved beneficial as it declined even further after it was removed from the portfolio.

Fund performance was also dampened by our position in Bayer, a diversified health-care giant based in Germany. This stock declined as investors became concerned about inventory issues in Latin America and a pending merger with Monsanto, a U.S. agrochemical company. Regulatory approval of the merger was delayed, which unnerved investors, who were particularly concerned about scrutiny from the U.S. Department of Justice [DOJ]. We believed these investor concerns were misplaced, and by the close of the period, it appeared to us that DOJ approval was forthcoming. We believe the stock remains attractively valued and that the Monsanto merger will be beneficial for the business over time. Bayer remained in the portfolio at period-end.

How did derivatives affect fund performance?

During the period, forward currency contracts had a negative impact on the fund’s relative performance. We used these contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to hedge the fund’s foreign exchange risk.

What is your outlook for the coming months?

After an extended period of investor enthusiasm about the synchronized global economic recovery, we are starting to see signs that momentum may have peaked. For some businesses, inventories are growing and we are seeing some input cost inflation — making it more expensive for businesses to produce and deliver goods and services. In addition, rhetoric about tariffs and trade-related politics in general has caused some companies to hold back on investments.

It also seems that the pace of global growth might be slowing, including in regions such as Europe and emerging markets, which are earlier in their recovery cycles than the United States.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 International Growth Fund

As a result, our outlook is a bit more balanced, and we have begun to trim some holdings that have performed well, particularly those in economically sensitive sectors.

As always, our investment focus remains on bottom-up analysis of companies’ earnings power, and the relative attractiveness of how their prospective earnings are priced by the market. In particular, we look for companies with superior growth prospects and attractive valuations. While broader macroeconomic issues are important to consider, our main focus is the long-term appreciation potential of individual companies.

Thank you, Jeff, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

International Growth Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (1/3/95)
Before sales charge	6.70%	50.18%	4.15%	41.71%	7.22%	24.01%	7.44%	25.87%	5.85%
After sales charge	6.42	41.55	3.54	33.56	5.96	16.88	5.34	18.63	–0.24
Class B (7/21/95)
Before CDSC	6.43	41.38	3.52	36.53	6.43	21.22	6.62	24.89	5.45
After CDSC	6.43	41.38	3.52	34.53	6.11	18.22	5.74	19.89	0.45
Class C (2/1/99)
Before CDSC	5.90	39.28	3.37	36.56	6.43	21.29	6.64	24.97	5.47
After CDSC	5.90	39.28	3.37	36.56	6.43	21.29	6.64	23.97	4.47
Class M (7/21/95)
Before sales charge	6.17	42.83	3.63	38.20	6.68	22.14	6.89	25.23	5.59
After sales charge	6.01	37.83	3.26	33.36	5.93	17.86	5.63	20.85	1.89
Class R (12/1/03)
Net asset value	6.44	46.42	3.89	39.95	6.95	23.09	7.17	25.51	5.75
Class Y (10/4/05)
Net asset value	6.84	54.00	4.41	43.55	7.50	24.99	7.72	26.17	6.02

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

8 International Growth Fund

Comparative index returns For periods ended 3/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI EAFE Growth
Index (ND)	4.77%	39.93%	3.42%	40.92%	7.10%	21.30%	6.65%	17.23%	3.90%
Lipper International
Multi-Cap Growth
Funds category	6.40	38.43	3.17	40.65	6.96	22.57	6.96	19.44	4.44
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/18, there were 494, 482, 400, 361, 249, and 32 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 3/31/18

	Class A		Class B	Class C	Class M		Class R	Class Y
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
9/30/17	$21.88	$23.21	$19.65	$20.12	$20.40	$21.14	$21.40	$22.10
3/31/18	23.16	24.57	20.72	21.22	21.54	22.32	22.63	23.43

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the
fiscal year ended 9/30/17	1.49%	2.24%	2.24%	1.99%	1.74%	1.24%
Annualized expense ratio for the
six-month period ended 3/31/18*	1.51%	2.26%	2.26%	2.01%	1.76%	1.26%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.01% from annualizing the performance fee adjustment for the six months ended 3/31/18.

International Growth Fund 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/17 to 3/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$7.75	$11.58	$11.58	$10.30	$9.03	$6.47
Ending value (after expenses)	$1,058.50	$1,054.50	$1,054.70	$1,055.90	$1,057.50	$1,060.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/18, use the following calculation method. To find the value of your investment on 10/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$7.59	$11.35	$11.35	$10.10	$8.85	$6.34
Ending value (after expenses)	$1,017.40	$1,013.66	$1,013.66	$1,014.91	$1,016.16	$1,018.65

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 International Growth Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Growth Index (ND) is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

International Growth Fund 11

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2018, Putnam employees had approximately $509,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 International Growth Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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The fund’s portfolio 3/31/18 (Unaudited)

COMMON STOCKS (95.5%)*	Shares	Value
Aerospace and defense (6.6%)
Airbus SE (France)	42,801	$4,952,233
AviChina Industry & Technology Co., Ltd. (China)	6,658,000	4,723,428
BAE Systems PLC (United Kingdom)	657,442	5,370,287
MTU Aero Engines AG (Germany)	11,080	1,867,671
Raytheon Co.	19,300	4,165,326
		21,078,945
Airlines (1.1%)
Dart Group PLC (United Kingdom)	304,314	3,560,868
		3,560,868
Auto components (0.8%)
Valeo SA (France)	37,896	2,506,038
		2,506,038
Banks (6.7%)
CaixaBank SA (Spain)	314,014	1,497,594
DBS Group Holdings, Ltd. (Singapore)	178,300	3,761,226
Grupo Financiero Galicia SA ADR (Argentina)	32,800	2,156,928
HDFC Bank, Ltd. (India)	130,561	3,802,249
ING Groep NV (Netherlands)	207,255	3,500,481
Sberbank of Russia PJSC ADR (Russia)	201,665	3,766,302
Societe Generale SA (France)	57,195	3,111,710
		21,596,490
Beverages (4.6%)
Diageo PLC (United Kingdom)	157,550	5,329,931
Heineken NV (Netherlands)	59,976	6,454,752
Molson Coors Brewing Co. Class B	37,300	2,809,809
		14,594,492
Building products (1.5%)
Assa Abloy AB Class B, (Sweden)	127,045	2,758,380
Sanwa Holdings Corp. (Japan)	157,800	2,036,177
		4,794,557
Capital markets (4.9%)
Burford Capital, Ltd. (United Kingdom)	413,384	7,784,786
Deutsche Boerse AG (Germany)	20,742	2,825,591
Edelweiss Financial Services, Ltd. (India)	847,929	3,155,037
KKR & Co. LP	89,800	1,822,940
		15,588,354
Chemicals (2.8%)
Evonik Industries AG (Germany)	101,691	3,587,996
KH Neochem Co., Ltd. (Japan)	50,700	1,522,358
OCI NV (Netherlands) † S	169,614	3,927,293
		9,037,647
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $7) (Private)
(Germany) † ∆∆ F	5	5
New Middle East Other Assets GmbH (acquired 8/2/13, cost $3) (Private)
(Germany) † ∆∆ F	2	2
		7

14 International Growth Fund

COMMON STOCKS (95.5%)* cont.	Shares	Value
Construction and engineering (2.1%)
Daiho Corp. (Japan)	323,000	$1,809,201
Kyudenko Corp. (Japan)	102,600	5,042,977
		6,852,178
Distributors (1.3%)
PALTAC Corp. (Japan)	74,800	4,006,955
		4,006,955
Diversified financial services (2.8%)
Challenger, Ltd. (Australia)	537,554	4,800,457
J2 Acquisition, Ltd. (British Virgin Islands) †	118,967	1,126,617
ORIX Corp. (Japan)	179,500	3,165,563
		9,092,637
Electronic equipment, instruments, and components (1.1%)
Walsin Technology Corp. (Taiwan)	894,000	3,679,391
		3,679,391
Food and staples retail (0.6%)
X5 Retail Group NV GDR (Russia) †	61,132	2,057,769
		2,057,769
Food products (2.6%)
Associated British Foods PLC (United Kingdom)	67,264	2,351,550
Kerry Group PLC Class A, (Ireland)	33,642	3,420,901
Nomad Foods, Ltd. (United Kingdom) †	168,917	2,658,754
		8,431,205
Health-care equipment and supplies (2.0%)
Hoya Corp. (Japan)	98,400	4,905,897
Siemens Healthineers AG (Germany) †	34,500	1,417,847
		6,323,744
Health-care providers and services (1.0%)
Orpea (France)	24,372	3,101,086
		3,101,086
Hotels, restaurants, and leisure (3.4%)
Compass Group PLC (United Kingdom)	223,291	4,562,772
Dalata Hotel Group PLC (Ireland) †	823,280	6,293,434
		10,856,206
Household durables (2.0%)
HC Brillant Services GmbH (acquired 8/2/13, cost $7) (Private)
(Germany) † ∆∆ F	10	9
Sony Corp. (Japan)	93,300	4,512,211
Yatas Yatak ve Yorgan Sanayi ve Ticaret AS (Turkey) †	208,773	1,852,091
		6,364,311
Industrial conglomerates (3.3%)
Rheinmetall AG (Germany)	38,689	5,500,419
Siemens AG (Germany)	18,503	2,360,060
Toshiba Corp. (Japan) †	965,000	2,793,290
		10,653,769
Insurance (3.2%)
AIA Group, Ltd. (Hong Kong)	706,800	6,033,862
IRB Brasil Resseguros SA (Brazil)	328,484	4,164,940
		10,198,802

International Growth Fund 15

COMMON STOCKS (95.5%)* cont.	Shares	Value
Internet and direct marketing retail (—%)
Global Fashion Group SA (acquired 8/2/13, cost $351,064) (Private)
(Luxembourg) † ∆∆ F	8,287	$81,987
		81,987
Internet software and services (5.0%)
Alibaba Group Holding, Ltd. ADR (China) † S	29,839	5,476,650
Delivery Hero Holding GmbH (Germany) †	63,295	3,063,282
Tencent Holdings, Ltd. (China)	140,900	7,500,279
		16,040,211
IT Services (2.2%)
DXC Technology Co.	34,600	3,478,338
Visa, Inc. Class A	30,200	3,612,524
		7,090,862
Leisure products (1.3%)
Universal Entertainment Corp. (Japan)	92,100	4,219,609
		4,219,609
Life sciences tools and services (1.0%)
Clinigen Group PLC (United Kingdom)	255,368	3,198,980
		3,198,980
Machinery (4.0%)
KION Group AG (Germany)	46,110	4,303,019
Komatsu, Ltd. (Japan)	157,100	5,236,913
SMC Corp. (Japan)	7,700	3,116,761
		12,656,693
Metals and mining (4.3%)
Alcoa Corp. †	75,900	3,412,464
Iluka Resources, Ltd. (Australia)	425,535	3,482,778
Rio Tinto PLC (United Kingdom)	88,971	4,517,221
ThyssenKrupp AG (Germany)	84,683	2,208,540
		13,621,003
Oil, gas, and consumable fuels (2.2%)
Cairn Energy PLC (United Kingdom) †	1,017,231	2,944,285
Encana Corp. (Canada)	166,900	1,835,660
Royal Dutch Shell PLC Class A, (United Kingdom)	71,969	2,258,368
		7,038,313
Personal products (3.5%)
Shiseido Co., Ltd. (Japan)	29,000	1,856,839
Unilever NV ADR (Netherlands)	164,840	9,318,147
		11,174,986
Pharmaceuticals (4.9%)
Bayer AG (Germany)	52,210	5,903,546
Jazz Pharmaceuticals PLC †	21,900	3,306,681
Merck & Co., Inc.	60,200	3,279,094
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (China)	527,500	3,280,906
		15,770,227
Professional services (2.4%)
Outsourcing, Inc. (Japan)	170,000	3,038,767
RELX NV (United Kingdom)	227,675	4,723,348
		7,762,115

16 International Growth Fund

COMMON STOCKS (95.5%)* cont.			Shares	Value
Semiconductors and semiconductor equipment (4.8%)
Ferrotec Holdings Corp. (Japan)			157,900	$3,974,026
SCREEN Holdings Co., Ltd. (Japan)			45,700	4,191,833
Sino-American Silicon Products, Inc. (Taiwan)			1,198,000	4,375,862
STMicroelectronics NV (France)			127,990	2,840,411
				15,382,132
Software (1.5%)
NCSOFT Corp. (South Korea)			6,669	2,627,807
Nintendo Co., Ltd. (Japan)			5,000	2,201,964
				4,829,771
Textiles, apparel, and luxury goods (2.2%)
Adidas AG (Germany)			28,507	6,903,857
				6,903,857
Water utilities (0.7%)
China Water Affairs Group, Ltd. (China)			2,066,000	2,112,829
				2,112,829
Wireless telecommunication services (1.1%)
TIM Participacoes SA (Brazil)			816,500	3,561,344
				3,561,344
Total common stocks (cost $265,923,754)				$305,820,370

	Expiration	Strike
WARRANTS (0.6%)* †	date	price	Warrants	Value
Shanghai International Airport Co., Ltd.
144A (China)	5/7/18	$0.00	229,300	$1,781,014
Total warrants (cost $1,310,845)				$1,781,014

			Principal
U.S. TREASURY OBLIGATIONS (—%)*			amount	Value
U.S. Treasury Notes 1.125%, 9/30/21 [i]			$9,000	$8,648
Total U.S. treasury obligations (cost $8,648)				$8,648

		Principal amount/
SHORT-TERM INVESTMENTS (5.8%)*			shares	Value
Putnam Cash Collateral Pool, LLC 1.89% [d]		Shares	6,956,500	$6,956,500
Putnam Short Term Investment Fund 1.82% L		Shares	10,045,200	10,045,200
U.S. Treasury Bills 1.475%, 5/24/18			$206,000	205,509
U.S. Treasury Bills 1.493%, 6/7/18			223,000	222,321
U.S. Treasury Bills 1.509%, 6/14/18 ∆			565,000	563,100
U.S. Treasury Bills 1.658%, 6/21/18 ∆			119,000	118,553
U.S. Treasury Bills 1.661%, 7/5/18 ∆			458,000	455,954
Total short-term investments (cost $18,567,531)				$18,567,137

TOTAL INVESTMENTS
Total investments (cost $285,810,778)				$326,177,169

Key to holding’s abbreviations.

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company

International Growth Fund 17

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2017 through March 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $320,333,123.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $82,003, or less than 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $733,865 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $886,645 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

Japan	18.1%	Hong Kong	1.9%
United Kingdom	15.4	Russia	1.8
Germany	12.5	Singapore	1.2
United States	11.7	Sweden	0.9
China	7.8	South Korea	0.8
Netherlands	7.3	Argentina	0.7
France	5.2	Canada	0.6
Ireland	3.0	Turkey	0.6
Australia	2.6	Spain	0.5
Taiwan	2.5	Other	0.3
Brazil	2.4	Total	100.0%
India	2.2

18 International Growth Fund

FORWARD CURRENCY CONTRACTS at 3/31/18 (aggregate face value $100,125,587) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	Bank of America N.A.
	Australian Dollar	Buy	4/18/18	$2,465,021	$2,513,476	$(48,455)
	British Pound	Sell	6/20/18	2,635,390	2,607,280	(28,110)
	Canadian Dollar	Buy	4/18/18	86,572	86,617	(45)
	Canadian Dollar	Sell	4/18/18	86,572	89,284	2,712
	Euro	Buy	6/20/18	1,486,170	1,491,510	(5,340)
	Hong Kong Dollar	Buy	5/16/18	699,414	702,577	(3,163)
	Barclays Bank PLC
	Euro	Sell	6/20/18	1,923,606	1,948,071	24,465
	Hong Kong Dollar	Buy	5/16/18	2,380,026	2,390,141	(10,115)
	Swiss Franc	Buy	6/20/18	7,408,459	7,555,052	(146,593)
Citibank, N.A.
	Australian Dollar	Buy	4/18/18	3,862,851	3,946,520	(83,669)
	Canadian Dollar	Sell	4/18/18	127,801	164,524	36,723
	Danish Krone	Buy	6/20/18	4,274,112	4,298,926	(24,814)
	Euro	Buy	6/20/18	1,945,385	1,933,610	11,775
	Japanese Yen	Sell	5/16/18	2,279,335	2,258,657	(20,678)
	Mexican Peso	Buy	4/18/18	170,720	156,657	14,063
	Goldman Sachs International
	Australian Dollar	Buy	4/18/18	1,037,698	1,067,729	(30,031)
	British Pound	Sell	6/20/18	5,418,427	5,308,313	(110,114)
	Chinese Yuan (Offshore)	Sell	5/16/18	21,738,613	21,579,368	(159,245)
	Euro	Buy	6/20/18	2,969,370	2,951,352	18,018
	HSBC Bank USA, National Association
	Euro	Buy	6/20/18	576,277	572,955	3,322
	JPMorgan Chase Bank N.A.
	Canadian Dollar	Buy	4/18/18	1,144,461	1,170,851	(26,390)
	Canadian Dollar	Sell	4/18/18	1,144,461	1,145,134	673
	Japanese Yen	Buy	5/16/18	1,306,524	1,296,626	9,898
	New Zealand Dollar	Buy	4/18/18	511,447	502,270	9,177
	Norwegian Krone	Buy	6/20/18	2,305,116	2,309,842	(4,726)
	Singapore Dollar	Sell	5/16/18	1,113,518	1,091,314	(22,204)
	South Korean Won	Sell	5/16/18	2,666,468	2,652,369	(14,099)
	Swedish Krona	Buy	6/20/18	4,129,791	4,183,104	(53,313)
	Swiss Franc	Buy	6/20/18	6,677,373	6,809,266	(131,893)
	Royal Bank of Scotland PLC (The)
	Japanese Yen	Buy	5/16/18	5,419,341	5,456,515	(37,174)
	State Street Bank and Trust Co.
	Australian Dollar	Buy	4/18/18	729,867	732,587	(2,720)
	Australian Dollar	Sell	4/18/18	729,867	748,661	18,794
	British Pound	Sell	6/20/18	355,674	348,395	(7,279)
	Canadian Dollar	Sell	4/18/18	1,532,599	1,580,511	47,912

International Growth Fund 19

FORWARD CURRENCY CONTRACTS at 3/31/18 (aggregate face value $100,125,587) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co. cont.
	Israeli Shekel	Buy	4/18/18	$1,461,059	$1,488,847	$(27,788)
	Swedish Krona	Buy	6/20/18	4,925,104	4,986,676	(61,572)
Unrealized appreciation						197,532
Unrealized (depreciation)						(1,059,530)
Total						$(861,998)

* The exchange currency for all contracts listed is the United States Dollar.

20 International Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$—	$34,856,967	$81,996
Consumer staples	5,468,563	30,789,889	—
Energy	1,835,660	5,202,653	—
Financials	9,271,425	47,204,858	—
Health care	8,003,622	20,390,415	—
Industrials	4,165,326	63,193,799	7
Information technology	12,567,512	34,454,855	—
Materials	3,412,464	19,246,186	—
Telecommunication services	3,561,344	—	—
Utilities	—	2,112,829	—
Total common stocks	48,285,916	257,452,451	82,003
U.S. treasury obligations	—	8,648	—
Warrants	1,781,014	—	—
Short-term investments	10,045,200	8,521,937	—
Totals by level	$60,112,130	$265,983,036	$82,003

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(861,998)	$—
Totals by level	$—	$(861,998)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

International Growth Fund 21

Statement of assets and liabilities 3/31/18 (Unaudited)

ASSETS
Investment in securities, at value, including $6,883,109 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $268,809,078)	$309,175,469
Affiliated issuers (identified cost $17,001,700) (Notes 1 and 5)	17,001,700
Cash	77,343
Foreign currency (cost $33,395) (Note 1)	33,302
Dividends, interest and other receivables	1,050,210
Foreign tax reclaim	215,281
Receivable for shares of the fund sold	77,599
Receivable for investments sold	4,644,919
Unrealized appreciation on forward currency contracts (Note 1)	197,532
Prepaid assets	37,811
Total assets	332,511,166

LIABILITIES
Payable for investments purchased	3,047,508
Payable for shares of the fund repurchased	144,202
Payable for compensation of Manager (Note 2)	254,161
Payable for custodian fees (Note 2)	31,607
Payable for investor servicing fees (Note 2)	165,225
Payable for Trustee compensation and expenses (Note 2)	230,674
Payable for administrative services (Note 2)	1,662
Payable for distribution fees (Note 2)	180,191
Unrealized depreciation on forward currency contracts (Note 1)	1,059,530
Collateral on securities loaned, at value (Note 1)	6,956,500
Collateral on certain derivative contracts, at value (Notes 1 and 8)	8,648
Other accrued expenses	98,135
Total liabilities	12,178,043

Net assets	$320,333,123

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$319,558,556
Distributions in excess of net investment income (Note 1)	(830,539)
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(37,912,608)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	39,517,714
Total — Representing net assets applicable to capital shares outstanding	$320,333,123

(Continued on next page)

22 International Growth Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($261,345,428 divided by 11,285,617 shares)	$23.16
Offering price per class A share (100/94.25 of $23.16)*	$24.57
Net asset value and offering price per class B share ($3,777,729 divided by 182,318 shares)**	$20.72
Net asset value and offering price per class C share ($10,041,171 divided by 473,281 shares)**	$21.22
Net asset value and redemption price per class M share ($5,679,200 divided by 263,606 shares)	$21.54
Offering price per class M share (100/96.50 of $21.54)*	$22.32
Net asset value, offering price and redemption price per class R share
($980,044 divided by 43,310 shares)	$22.63
Net asset value, offering price and redemption price per class Y share
($38,509,551 divided by 1,643,849 shares)	$23.43

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Growth Fund 23

Statement of operations Six months ended 3/31/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $132,149)	$1,743,100
Interest (including interest income of $51,960 from investments in affiliated issuers) (Note 5)	59,722
Securities lending (net of expenses) (Notes 1 and 5)	22,712
Total investment income	1,825,534

EXPENSES
Compensation of Manager (Note 2)	1,421,464
Investor servicing fees (Note 2)	360,178
Custodian fees (Note 2)	35,215
Trustee compensation and expenses (Note 2)	64
Distribution fees (Note 2)	416,288
Administrative services (Note 2)	5,331
Other	144,324
Total expenses	2,382,864
Expense reduction (Note 2)	(11,773)
Net expenses	2,371,091

Net investment loss	(545,557)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $201,087) (Notes 1 and 3)	20,146,579
Foreign currency transactions (Note 1)	(111,833)
Forward currency contracts (Note (1)	(1,879,933)
Total net realized gain	18,154,813
Change in net unrealized appreciation (depreciation) on:
Securities in unaffiliated issuers	(280,247)
Assets and liabilities in foreign currencies	241,132
Forward currency contracts	(422,732)
Total change in net unrealized depreciation	(461,847)

Net gain on investments	17,692,966

Net increase in net assets resulting from operations	$17,147,409

The accompanying notes are an integral part of these financial statements.

24 International Growth Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/18*	Year ended 9/30/17
Operations
Net investment income (loss)	$(545,557)	$1,694,672
Net realized gain on investments
and foreign currency transactions	18,154,813	25,732,576
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(461,847)	22,595,955
Net increase in net assets resulting from operations	17,147,409	50,023,203
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(4,003,762)
Class B	—	(42,773)
Class C	—	(84,832)
Class M	—	(63,108)
Class R	—	(11,285)
Class Y	—	(376,664)
Increase (decrease) from capital share transactions (Note 4)	8,008,791	(30,150,221)
Total increase in net assets	25,156,200	15,290,558

NET ASSETS
Beginning of period	295,176,923	279,886,365
End of period (including distributions in excess of net
investment income of $830,539 and $284,982, respectively)	$320,333,123	$295,176,923

* Unaudited.

The accompanying notes are an integral part of these financial statements.

International Growth Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from				Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	Total	Redemption	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
March 31, 2018**	$21.88	(.04)	1.32	1.28	—	—	—	$23.16	5.85*	$261,345	.75*	(.17)*	56*
September 30, 2017	18.54	.12	3.54	3.66	(.32)	(.32)	—	21.88	20.25	255,755	1.49	.65	121
September 30, 2016	17.93	.12	.49	.61	—	—	—	18.54	3.40	242,646	1.46[d]	.70[d]	108
September 30, 2015	19.05	.09	(1.21)	(1.12)	—	—	—	17.93	(5.88)	260,642	1.48	.49	88
September 30, 2014	18.00	.06	1.03	1.09	(.04)	(.04)	—	19.05	6.07	305,408	1.50	.32	110
September 30, 2013	15.03	.09	2.95	3.04	(.07)	(.07)	—[e]	18.00	20.30	307,077	1.53	.56	127
Class B
March 31, 2018**	$19.65	(.11)	1.18	1.07	—	—	—	$20.72	5.45*	$3,778	1.13*	(.56)*	56*
September 30, 2017	16.66	(.02)	3.19	3.17	(.18)	(.18)	—	19.65	19.37	3,984	2.24	(.12)	121
September 30, 2016	16.23	(.01)	.44	.43	—	—	—	16.66	2.65	4,169	2.21[d]	(.07)[d]	108
September 30, 2015	17.38	(.05)	(1.10)	(1.15)	—	—	—	16.23	(6.62)	4,990	2.23	(.28)	88
September 30, 2014	16.51	(.08)	.95	.87	—	—	—	17.38	5.27	6,593	2.25	(.47)	110
September 30, 2013	13.82	(.03)	2.72	2.69	—	—	—[e]	16.51	19.46	7,870	2.28	(.22)	127
Class C
March 31, 2018**	$20.12	(.11)	1.21	1.10	—	—	—	$21.22	5.47*	$10,041	1.13*	(.53)*	56*
September 30, 2017	17.06	(.02)	3.27	3.25	(.19)	(.19)	—	20.12	19.38	8,406	2.24	(.10)	121
September 30, 2016	16.62	(.01)	.45	.44	—	—	—	17.06	2.65	7,741	2.21[d]	(.05)[d]	108
September 30, 2015	17.80	(.04)	(1.14)	(1.18)	—	—	—	16.62	(6.63)	8,591	2.23	(.25)	88
September 30, 2014	16.91	(.08)	.97	.89	—	—	—	17.80	5.26	9,016	2.25	(.42)	110
September 30, 2013	14.16	(.03)	2.78	2.75	—	—	—[e]	16.91	19.42	8,626	2.28	(.19)	127
Class M
March 31, 2018**	$20.40	(.09)	1.23	1.14	—	—	—	$21.54	5.59*	$5,679	1.00*	(.42)*	56*
September 30, 2017	17.31	.03	3.30	3.33	(.24)	(.24)	—	20.40	19.62	5,239	1.99	.16	121
September 30, 2016	16.82	.03	.46	.49	—	—	—	17.31	2.91	4,748	1.96[d]	.19[d]	108
September 30, 2015	17.96	—[e]	(1.14)	(1.14)	—	—	—	16.82	(6.35)	5,270	1.98	(.01)	88
September 30, 2014	17.02	(.03)	.97	.94	—	—	—	17.96	5.52	5,944	2.00	(.18)	110
September 30, 2013	14.22	.01	2.79	2.80	—	—	—[e]	17.02	19.69	6,332	2.03	.06	127
Class R
March 31, 2018**	$21.40	(.07)	1.30	1.23	—	—	—	$22.63	5.75*	$980	.88*	(.29)*	56*
September 30, 2017	18.15	.07	3.46	3.53	(.28)	(.28)	—	21.40	19.93	856	1.74	.40	121
September 30, 2016	17.60	.08	.47	.55	—	—	—	18.15	3.13	708	1.71[d]	.44[d]	108
September 30, 2015	18.74	.03	(1.17)	(1.14)	—	—	—	17.60	(6.08)	658	1.73	.16	88
September 30, 2014	17.72	.01	1.01	1.02	—[e]	—[e]	—	18.74	5.77	2,396	1.75	.06	110
September 30, 2013	14.80	.05	2.91	2.96	(.04)	(.04)	—[e]	17.72	20.00	2,389	1.78	.31	127

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 International Growth Fund	International Growth Fund 27

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from				Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	Total	Redemption	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class Y
March 31, 2018**	$22.10	—[e]	1.33	1.33	—	—	—	$23.43	6.02*	$38,510	.63*	.02*	56*
September 30, 2017	18.73	.18	3.55	3.73	(.36)	(.36)	—	22.10	20.54	20,937	1.24	.92	121
September 30, 2016	18.07	.17	.49	.66	—	—	—	18.73	3.65	19,874	1.21[d]	.96[d]	108
September 30, 2015	19.15	.14	(1.22)	(1.08)	—	—	—	18.07	(5.64)	20,409	1.23	.75	88
September 30, 2014	18.09	.12	1.03	1.15	(.09)	(.09)	—	19.15	6.35	22,419	1.25	.59	110
September 30, 2013	15.11	.14	2.95	3.09	(.11)	(.11)	—[e]	18.09	20.55	19,298	1.28	.86	127

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

28 International Growth Fund	International Growth Fund 29

Notes to financial statements 3/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2017 through March 31, 2018.

Putnam International Growth Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of companies of any size in established and emerging markets outside the United States. The fund invests mainly in growth stocks, which are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

30 International Growth Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

International Growth Fund 31

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

32 International Growth Fund

At the close of the reporting period, the fund had a net liability position of $865,320 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $733,865 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $6,956,500 and the value of securities loaned amounted to $6,883,109.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2017, the fund had a capital loss carryover of $54,953,457 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$54,953,457	N/A	$54,953,457	September 30, 2018

International Growth Fund 33

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $699,526 to its fiscal year ending September 30, 2018 late year ordinary losses ((i) ordinary losses recognized between January 1, 2017 and September 30, 2017, and (ii) specified ordinary and currency losses recognized between November 1, 2016 and September 30, 2017).

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $286,510,198, resulting in gross unrealized appreciation and depreciation of $47,169,003 and $8,364,030, respectively, or net unrealized appreciation of $38,804,973.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,
1.030%	of the next $5 billion,	0.860%	of the next $50 billion,
0.980%	of the next $10 billion,	0.850%	of the next $100 billion and
0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Growth Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/–0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s

34 International Growth Fund

fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.460% of the fund’s average net assets before a decrease of $19,327 (0.006% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through January 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$301,386	Class R	1,098
Class B	4,545	Class Y	35,969
Class C	10,781	Total	$360,178
Class M	6,399

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,138 under the expense offset arrangements and by $10,635 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $235, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

International Growth Fund 35

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$326,652
Class B	1.00%	1.00%	19,707
Class C	1.00%	1.00%	46,733
Class M	1.00%	0.75%	20,815
Class R	1.00%	0.50%	2,381
Total			$416,288

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $9,683 and $410 from the sale of class A and class M shares, respectively, and received $1,611 and $90 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $24 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$170,277,752	$175,842,798
U.S. government securities (Long-term)	—	—
Total	$170,277,752	$175,842,798

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

36 International Growth Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	393,953	$9,067,764	483,708	$9,217,772
Shares issued in connection with
reinvestment of distributions	—	—	222,695	3,730,144
	393,953	9,067,764	706,403	12,947,916
Shares repurchased	(799,994)	(18,238,029)	(2,102,837)	(39,177,744)
Net decrease	(406,041)	$(9,170,265)	(1,396,434)	$(26,229,828)

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	6,019	$126,060	21,961	$384,437
Shares issued in connection with
reinvestment of distributions	—	—	2,679	40,531
	6,019	126,060	24,640	424,968
Shares repurchased	(26,498)	(542,116)	(72,043)	(1,204,963)
Net decrease	(20,479)	$(416,056)	(47,403)	$(779,995)

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	97,168	$2,052,570	59,753	$1,094,843
Shares issued in connection with
reinvestment of distributions	—	—	4,943	76,560
	97,168	2,052,570	64,696	1,171,403
Shares repurchased	(41,753)	(869,851)	(100,471)	(1,773,622)
Net increase (decrease)	55,415	$1,182,719	(35,775)	$(602,219)

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	15,139	$324,741	3,728	$67,113
Shares issued in connection with
reinvestment of distributions	—	—	3,829	60,037
	15,139	324,741	7,557	127,150
Shares repurchased	(8,319)	(178,686)	(25,063)	(444,615)
Net increase (decrease)	6,820	$146,055	(17,506)	$(317,465)

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	9,721	$217,420	8,453	$156,186
Shares issued in connection with
reinvestment of distributions	—	—	386	6,331
	9,721	217,420	8,839	162,517
Shares repurchased	(6,402)	(143,978)	(7,828)	(142,133)
Net increase	3,319	$73,442	1,011	$20,384

International Growth Fund 37

	SIX MONTHS ENDED 3/31/18		YEAR ENDED 9/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	815,864	$18,926,035	323,650	$6,187,718
Shares issued in connection with
reinvestment of distributions	—	—	18,857	318,494
	815,864	18,926,035	342,507	6,506,212
Shares repurchased	(119,369)	(2,733,139)	(456,152)	(8,747,310)
Net increase (decrease)	696,495	$16,192,896	(113,645)	$(2,241,098)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/17	cost	proceeds	income	of 3/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$7,688,900	$31,766,967	$32,499,367	$54,301	$6,956,500
Putnam Short Term
Investment Fund**	2,599,627	80,341,629	72,896,056	51,960	10,045,200
Total Short-term
investments	$10,288,527	$112,108,596	$105,395,423	$106,261	$17,001,700

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$125,800,000
Warrants (number of warrants)	950,000

38 International Growth Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$197,532	Payables	$1,059,530
Equity contracts	Investments	1,781,014	Payables	—
Total		$1,978,546		$1,059,530

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total
Foreign exchange contracts	$—	$(1,879,933)	$(1,879,933)
Equity contracts	1,440,537	—	1,440,537
Total	$1,440,537	$(1,879,933)	$(439,396)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total
Foreign exchange contracts	$—	$(422,732)	$(422,732)
Equity contracts	257,638	—	257,638
Total	$257,638	$(422,732)	$(165,094)

International Growth Fund 39

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	Total
Assets:
Forward currency contracts#	$2,712	$24,465	$62,561	$18,018	$3,322	$19,748	$—	$66,706	$197,532
Total Assets	$2,712	$24,465	$62,561	$18,018	$3,322	$19,748	$—	$66,706	$197,532
Liabilities:
Forward currency contracts#	85,113	156,708	129,161	299,390	—	252,625	37,174	99,359	1,059,530
Total Liabilities	$85,113	$156,708	$129,161	$299,390	$—	$252,625	$37,174	$99,359	$1,059,530
Total Financial and Derivative Net Assets	$(82,401)	$(132,243)	$(66,600)	$(281,372)	$3,322	$(232,877)	$(37,174)	$(32,653)	$(861,998)
Total collateral received (pledged)†##	$(81,622)	$(111,474)	$—	$(281,372)	$3,322	$(182,140)	$—	$—
Net amount	$(779)	$(20,769)	$(66,600)	$—	$—	$(50,737)	$(37,174)	$(32,653)
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$—	$8,648	$—	$—	$—	$8,648
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments) **	$(81,622)	$(111,474)	$—	$(358,629)	$—	$(182,140)	$—	$—	$(733,865)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

40 International Growth Fund	International Growth Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Small Cap Value Fund
Europe Equity Fund
Global Equity Fund	Income
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Emerging Markets Income Fund
Investors Fund	Floating Rate Income Fund
Low Volatility Equity Fund	Global Income Trust
Multi-Cap Core Fund	Government Money Market Fund*
Research Fund	High Yield Fund
Income Fund
Global Sector	Money Market Fund†
Global Consumer Fund	Mortgage Securities Fund
Global Financials Fund	Short Duration Income Fund
Global Health Care Fund
Global Industrials Fund	Tax-free Income
Global Natural Resources Fund	AMT-Free Municipal Fund
Global Sector Fund	Intermediate-Term Municipal Income Fund
Global Technology Fund	Short-Term Municipal Income Fund
Global Telecommunications Fund	Tax Exempt Income Fund
Global Utilities Fund	Tax-Free High Yield Fund

Growth	State tax-free income funds‡:
Growth Opportunities Fund	California, Massachusetts, Minnesota,
International Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.
Small Cap Growth Fund
Sustainable Future Fund
Sustainable Leaders Fund

42 International Growth Fund

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	Dynamic Risk Allocation Fund
Fixed Income Absolute Return Fund	George Putnam Balanced Fund
Multi-Asset Absolute Return Fund
Dynamic Asset Allocation Balanced Fund
Putnam PanAgora**	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Market Neutral Fund
Putnam PanAgora Risk Parity Fund	Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

International Growth Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 International Growth Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam International Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA010 310717 5/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 29, 2018